UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 30, 2025

Date of Report (date of earliest event reported)

Acuren Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42524	66-1076867
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 South Park Road, Suite 350

Hollywood, Florida 33021

(Address of principal executive offices and zip code)

(800)218-7450

(Registrant’s telephone number, including area code)

14434 Medical Complex Drive, Suite 100

Tomball, Texas 77377

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD.

Name Change

The Board of Directors of Acuren Corporation (the “Company,” “we,” “our,” “us”) approved a proposal to change our corporate name from Acuren Corporation to TIC Solutions, Inc. The name change is intended to unify our brand and corporate identity following the completion of our recent merger with NV5 Global, Inc. The name change is subject to the filing of an amendment to our Certificate of Incorporation with the Delaware Secretary of State, which we expect to occur on or about October 10, 2025.

Third Quarter and Full Year 2025 Outlook

We are providing the following outlook ranges for service revenue and adjusted EBITDA for the three months ending September 30, 2025, and fiscal year ending December 31, 2025:

(in millions)	Full Year 2025	Three Months Ending September 30, 2025
Service Revenue	$ 1,530.0 to $ 1,565.0	$ 460.0 to $ 480.0
Adjusted EBITDA	$ 240.0 to $ 250.0	$ 75.0 to $ 80.0

Our unaudited interim consolidated financial statements for the three- and nine-months ending September 30, 2025 are not yet available. The above outlook ranges are based on the information available to us as of the date of this Current Report on Form 8-K (“Report”). These are forward-looking statements and may differ from actual results based on, among other things, completion of our financial closing and other operational procedures, final adjustments and other developments that may arise between now and the time the financial results for the three- and nine-months ending September 30, 2025, and fiscal year ending December 31, 2025, are finalized.

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as earnings before interest, taxes, depreciation and amortization and Adjusted EBITDA is defined as EBITDA excluding the impact of certain non-cash and other specifically identified items. We use these non-GAAP financial measures both in explaining our results to stockholders and the investment community and in our internal evaluation and management of our businesses. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view our performance using the same tools that management uses to evaluate our past performance, reportable business segments and prospects for future performance, (b) permit investors to compare us with our peers, (c) determine certain elements of management’s incentive compensation, and (d) provide consistent period-to-period comparisons of the results.

These estimated ranges should not be viewed as a substitute for our financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, you should not place undue reliance on these ranges. See “Cautionary Note Regarding Forward-Looking Statements” below for additional information regarding factors that could result in differences between our guidance ranges and the actual financial and other data we will report for the three- and nine-months ending September 30, 2025, and the fiscal year ending December 31, 2025. The outlook ranges were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The ranges have been prepared by, and are the responsibility of, management. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the outlook ranges and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. A reconciliation is not provided for the outlook ranges as we are unable to predict the amounts to be adjusted, such as the GAAP tax provision and depreciation. Accordingly, we would not be able to make a detailed reconciliation of these forward-looking financial measures available without unreasonable efforts due to our inability to predict the amount and timing of these future items.

The information included in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. Any website references provided in this Report are provided for convenience only, and the content on the referenced website is not incorporated by reference into this Report.

FORWARD-LOOKING STATEMENTS

Certain statements in this Report are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements in this Report include statements regarding the Company’s expectations and beliefs regarding its outlook ranges with respect to adjusted EBITDA and service revenue. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, (i) economic conditions affecting the industries the Company serves, including the construction industry and the energy sector, as well as general economic conditions; (ii) the ability and willingness of customers to invest in infrastructure projects; (iii) a decline in demand for the Company’s services or for the products and services of their customers; (iv) the fact that the Company’s revenues are derived primarily from contracts with durations of less than six months and the risk that customers will not renew or enter into new contracts; (v) the Company’s ability to successfully acquire other businesses, successfully integrate acquired businesses into its operations and manage the risks and potential liabilities associated with those acquisitions; (vi) the Company’s ability to compete successfully in the industries and markets it serves; (vii) the Company’s ability to properly manage and accurately estimate costs associated with specific customer projects, in particular for arrangements with fixed price terms; (viii) increases in the cost, or reductions in the supply, of the materials used in the Company’s business and for which we bear the risk of such increases; (ix) the inherently dangerous nature of the Company’s services and the risks of potential liability; (x) the seasonality of the Company’s business and the impact of weather conditions; (xi) the Company’s ability to remediate any material weaknesses; (xii) the impact of health, safety and environmental laws and regulations, and the costs associated with compliance with such laws and regulations; (xiii) the Company’s substantial level of indebtedness and the effect of restrictions on its operations set forth in the documents that govern such indebtedness, (xiv) the Company may fail to realize anticipated synergies or other benefits expected from the merger with NV5 in the timeframe expected or at all and (xv) the ultimate timing, outcome, and results of integrating the operations of Acuren and NV5. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the SEC, including, but not limited to, the risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 which was filed with the SEC on March 27, 2025, and any amendments thereto, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, in each case as may be supplemented or amended from time to time.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Acuren assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Acuren Corporation

Date: September 30, 2025	By:	/s/ Kristin Schultes
	Name:	Kristin Schultes
	Title:	Chief Financial Officer

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